UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 21, 2026

Tidewater Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-6311	72-0487776
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

842 West Sam Houston Parkway North, Suite 400 Houston, Texas	77024
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 470-5300

Not Applicable

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.001 par value per share	TDW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On September 21, 2026, Tidewater Inc., a Delaware corporation (“Tidewater” or the “Company”) entered into a Guarantee Agreement with Banco Nacional de Desenvolvimento Econômico e Social (“BNDES”). Pursuant to the Guarantee Agreement, the Company agrees to guarantee the full and timely payment when due and payable of all of the borrower’s obligations under the BNDES Construction Loans (as defined below). Tidewater’s guarantee constitutes its unsecured obligations and, subject to certain limitations, ranks pari passu in priority of payment with all of its other unsecured and unsubordinated obligations.

The BNDES Construction Loans consist of the loan facilities under the Credit Facility Agreements Nos. 07.2.0417.1, 07.2.0418.1, 10.2.1621.1, 12.2.0433.1, and 12.2.0434.1 (collectively, the “BNDES Construction Loans”), entered into between 2007 and 2012 and as amended from time to time, by and between BNDES, as lender, Wilson Sons Offshore S.A. (now known as Tidewater do Brasil S.A., “WSO”), an indirect wholly owned subsidiary of the Company, as borrower, and Wilson Sons S.A. (“Wilson Sons”) and/or Remolcadores Ultratug Limitada (“Remolcadores”), as guarantors. The Company is currently working with BNDES to finalize the documentation for releasing Wilson Sons and Remolcadores as guarantors of the BNDES Construction Loans. See the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on August 31, 2026 for further information about the BNDES Construction Loans.

The foregoing summary of the Guarantee Agreement is subject to, and qualified in its entirety by, the text of the Guarantee Agreement, a copy of which is filed as Exhibit 10.1 hereto, the terms of which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth under Item 1.01 above is incorporated into this Item 2.03 by reference as if fully set forth under this item.

Item 9.01	Financial Statements and Exhibits.

(d)         Exhibits

The following exhibits are filed herewith:

Exhibit No.	Description
10.1	Guarantee Agreement, dated as of September 21, 2026, between Tidewater Inc., as guarantor, and Banco Nacional de Desenvolvimento Econômico e Social, as beneficiary
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIDEWATER INC.
Dated: September 25, 2026

	By:	/s/ Daniel A. Hudson
Daniel A. Hudson
Executive Vice President, Chief Legal Officer and Corporate Secretary